March 9, 2011

Attn.: Board of Directors
Adino Energy Corporation
2500 City West Boulevard, Suite 300
Houston, Texas 77042

Re:	Resignation

Gentlemen:

I hereby resign as a director and president of Adino Energy Corporation, effective March 9, 2011.

Thank you.

Sincerely,

Iftikhar Dean
3-15-11